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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of TEXAS EASTERN PRODUCTS PIPELINE COMPANY (Company), a Delaware corporation, acting in its capacity as general partner of TEPPCO Partners, L.P., does hereby constitute and appoint WILLIAM L. THACKER, CHARLES H. LEONARD AND JAMES C. RUTH, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advise and consent of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as Amended, and any rules regulations, and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his name as a director and/or officer of the Company to the Form 10-K Report for TEPPCO Partners, L.P. for the year ended December 31, 1998, and to any instrument or document filed as a part of, or in accordance with, said Form 10-K or Amendment thereto; and the undersigned to hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 10th day of March, 1999.


\s\ William L. Thacker                             \s\ Fred J. Fowler
---------------------------                        ----------------------------
William L. Thacker                                 Fred J. Fowler



\s\ Ruth G. Shaw                                   \s\ Jim W. Mogg
---------------------------                        ----------------------------
Ruth G. Shaw                                       Jim W. Mogg



\s\ Richard J. Osborne                             \s\ Derrill Cody
---------------------------                        ----------------------------
Richard J. Osborne                                 Derrill Cody



\s\ Milton Carroll                                 \s\ Carl D. Clay
---------------------------                        ----------------------------
Milton Carroll                                     Carl D. Clay



\s\ John P. DesBarres                              \s\ Charles H. Leonard
---------------------------                        ----------------------------
John P. Desbarres                                  Charles H. Leonard
                                                   Senior Vice President,
                                                   CFO & Treasurer